UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2006
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NET2PHONE, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-26763	22-3559037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Broad Street
Newark, New Jersey 07102
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(Address of principal executive offices, with zip code)

(973) 438-3111
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(Registrant's telephone number, including area code)

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(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

        Written communications pursuant to Rule 425 under the Securities Act

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

        99.1          Press Release dated March 8, 2006.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2006
NET2PHONE, INC.

By: /s/ Glenn J. Williams
Glenn J. Williams
Executive Vice President of Business and Legal Affairs, General Counsel and Secretary of the Company